                                                                   Exhibit 10.18

                                AMENDMENT NO. 1

                                       TO

                           STOCK OWNERSHIP AGREEMENT

     This Amendment No. 1 to Stock Ownership Agreement (the "Amendment") is made and entered into as of September 26, 1996, by and among Haim Saban ("Saban"), each of the entities listed on Schedule "A" hereto (the "SEI Entities" and, with Saban, the "SEI Stockholders") and Fox Broadcasting Sub, Inc., a Delaware close corporation ("Fox Broadcasting Sub"), and Fox Broadcasting Company, a Delaware corporation, has concurrently herewith consented to this Amendment.


                                R E C I T A L S
                                - - - - - - - -


     A. The SEI Shareholders and the Management Company are parties to that certain Stock Ownership Agreement, dated as of December 22, 1995 (as amended by this Amendment, the "Agreement"). On September 26, 1996, Fox Kids Worldwide, L.L.C. (the "LLC") assigned its rights thereunder to FCN Holding, Inc. which assigned them to Fox Broadcasting Sub. All terms defined in the Agreement which are not defined in this Amendment shall have the same meanings when used in this Amendment.

     B. Pursuant to a letter agreement, dated as of September 26, 1996, but effective as of April 3, 1996 (the "Allen Agreement") between FCN Holding, Inc., a Delaware close corporation ("FCNH") and Allen, FCNH has, concurrently with the execution and delivery of this Amendment, issued and sold to Allen 16 16/99 shares (the "Allen Shares") of the Common Stock, without par value, of FCNH.

     C.   The parties desire to amend the Agreement in order, inter alia, to
                                                              ----- ----
clarify the effect of the issue and sale of the Allen Shares on the provisions of the Agreement.


                               A G R E E M E N T
                               - - - - - - - - -

     NOW, THEREFORE, in consideration of the foregoing facts, and the mutual covenants and agreements contained herein, the parties hereto agree as follows:

     1.   Calculation of Purchase Price.  Section 1.2(i) of the Agreement is
          -----------------------------
amended to read in full as follows:

          "(i) if the Effective Date of the Option is prior to the Initial Public Offering, an amount equal to 50% of the Fair Market Value as of the Effective Date of SEI and FCNH, including their respective subsidiaries and other consolidated or owned operations (including the Management Company), considered as a single entity, divided by, without duplication, the sum of (A) the number of SEI Option Shares, plus (B) the number of shares of SEI Common Stock acquired by FBC
          ----
          pursuant to the provisions of Section 4 of the Strategic Stockholders Agreement, plus (C) 50% of the number of "Later-Issued Shares" (as
                     ----
          that term is defined in Amendment No. 2 to the Strategic Stockholders Agreement); or"

     2.   Miscellaneous Provisions.  Section 2(j) of the Agreement is amended to
          ------------------------
read in full as follows:

          "(j) Amendments and Waivers.  Neither this Agreement nor any term
               ----------------------
          hereof may be changed, waived, discharged or terminated orally or in writing, except that any term of this Agreement may be amended and the observance of any such term may be waived (either generally or in a particular instance and either retroactively or prospectively) by (and only by) a written document executed by Saban and Fox Broadcasting Sub; and any such amendment or waiver executed by both Saban and Fox Broadcasting Sub shall be binding upon all of the parties to this Agreement, including each and every Person who has agreed to be bound by provisions of this Agreement relating to the Shares which it holds; provided, however, that no such amendment or waiver shall extend to or
          --------  -------
          affect any obligation not expressly waived or impair any right consequent therein. No delay or omission to exercise any right, power or remedy accruing to any party hereto shall impair any such right, power or remedy of such party nor be construed to be a waiver of any such right, power or remedy nor constitute any course of dealing or performance hereunder."

     3.   Change of Name.  All references in the Agreement to Fox Kids
          --------------
Worldwide, L.L.C. or to the Management Company shall hereafter be references to Fox Broadcasting Sub.

     4.   Effective Date of Amendment.  While this Amendment has been executed
          ---------------------------
as of its date, it shall be deemed to be effective as of April 3, 1996.

     5.   Effect of Amendment.  Except as expressly modified herein, all terms
          -------------------
of the Agreement remain in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.


FOX BROADCASTING SUB, INC.
     as assignee of Fox Kids
     Worldwide, L.L.C.



By:  /s/ Larry Jacobson
     --------------------
                                 /s/ Haim Saban
                                 -------------------------
Its: Executive Vice President    HAIM SABAN
     ------------------------


                                 QUARTZ ENTERPRISES, L.P.



                                 By:   /s/ Stan Golden
                                       --------------------

                                 Its:
                                       --------------------


                                 MERLOT INVESTMENTS



                                 By:   /s/ Bill Josey
                                       --------------------

                                 Its:
                                       --------------------


                                 SILVERLIGHT ENTERPRISES, L.P.



                                 By:   /s/ Mel Woods
                                       -------------------

                                 Its:
                                       --------------------

                              CELIA ENTERPRISES, L.P.



                              By:   /s/ Matthew Krane
                                    --------------------

                              Its:
                                    --------------------



     Each of the Undersigned hereby consents and agrees to the foregoing Amendment, as of the date first above written.

                              FOX BROADCASTING COMPANY


                              By:   /s/ Larry Jacobson
                                    --------------------
                              Its:  Executive Vice President
                                    ------------------------


                              /s/ Haim Saban
                              -------------------------
                              HAIM SABAN

                                 SCHEDULE "A"

                               SEI STOCKHOLDERS
                               ----------------


Haim Saban

Quartz Enterprises, L.P.

Merlot Investments

Silverlight Enterprises, L.P.

Celia Enterprises, L.P.